UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

SAMSON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-186686	45-3991227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Samson Plaza Two West Second Street Tulsa, OK	74103-3103
(Address of principal executive offices)	(Zip Code)

(918) 591-1791

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 31, 2015, Samson Resources Corporation (the “Company”) posted to its website an investor slide presentation in connection with its upcoming conference call to discuss the Company’s financial and operational results for the yearly period ended December 31, 2014. A copy of the investor slide presentation is furnished and attached as Exhibit 99.1 hereto and is incorporated into this Item 2.02 by reference. The investor slide presentation may also be accessed on the Company’s website at www.samson.com under the “Investors” section.

Item 7.01.	Regulation FD Disclosure.

The information set forth under Item 2.02 above is incorporated in its entirety by reference herein.

In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the information in this report, including the attached exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including the attached exhibit, be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	2014 Year-End Investor Call Slide Presentation.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMSON RESOURCES CORPORATION

Date: March 31, 2015	By:	/s/ Philip W. Cook
Philip W. Cook
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	2014 Year-End Investor Call Slide Presentation.

*	Furnished herewith.